FORM 8-K


                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                             CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the Securities
                          Exchange Act of 1934


                             October 21, 2002



                      COMPUSONICS VIDEO CORPORATION
                      ---------------------------------
          (Exact Name of Registrant as specified in its charter)



    COLORADO                       0-14200                        84-1001336
-------------------------           --------                  ---------------
(State or other jurisdiction 	(Commission file number)        (I.R.S. Employer
 of incorporation or                                           Identification
 organization)                                                   Number)




  32751 Middlebelt Road, Ste. B
  Farmington Hills, MI                                                   48334
---------------------------------------                   --------------------
   (Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code:  (248) 851-5651



                                 N/A
         Former name or former address, if changed from last report

Item 5:     Other Events

     Effective October 18, 2002, the Board of Directors of CompuSonics Video Corporation (the "Registrant") has extended the expiration date of the Class
A Warrants and the related underlying Class B Warrants (represented by the Class A Warrants) from 5:00 p.m. Mountain Time, October 31, 2002 to 5:00 p.m. Mountain Time, December 31, 2002. The exercise prices and conditions of exercising these Warrants of both Class A and Class B, and all the Registrant's rights (including making a redemption of the Class A Warrants, if desired), all remain the same as spelled out in the Prospectus of November 27, 1985, with the sole exception that the exercise time period has been extended as stated in this resolution.

     The Registrant's Stock Transfer Agent was notified by letter from the Registrant's Chief Financial Officer as to the extension, per the actions of the Registrant's Board of Directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 21, 2002

                          COMPUSONICS VIDEO CORPORATION



                                       By   \s\ Thomas W. Itin
                                          ------------------------
                                            Thomas W. Itin
                                            Chairman